567 Collins Street, Melbourne VIC 3000, Australia GPO Box 9925, Melbourne VIC 3001, Australia Tel +61 3 9672 3000 Fax +61 3 9672 3010 www.corrs.com.au

 Sydney

Melbourne

Brisbane

Perth

Port Moresby

 Draft: 31 May 2021

National Australia Bank Limited
Reading Entertainment Australia Pty Ltd
Each Guarantor

Amendment Deed
Corporate Markets Loan & Bank Guarantee Facility Agreement

Ref: BMH/MH9143151

© Corrs Chambers Westgarth

Corrs Chambers Westgarth

Contents
1	Definitions		1
2	Consideration		2
3	Conditions precedent		2
	3.1	Conditions precedent to Effective Date	2
	3.2	Satisfaction of conditions precedent	3
4	Amendment of Facility Agreement		3
	4.1	Amendment	3
	4.2	Parties bound	3
5	Release		3
6	Representations and warranties		3
	6.1	General	4
	6.2	Survival of representations and warranties	4
7	Acknowledgments		4
8	General		4
	8.1	Amendment	5
	8.2	Construction	5
	8.3	Counterparts	5
	8.4	Deed	5
	8.5	Duty	5
	8.6	Entire understanding	5
	8.7	Further steps	5
	8.8	Governing law and jurisdiction	5
	8.9	Legal costs	6
Schedule – Guarantors			7
Execution			11
Annexure			25

3477-4480-6929v9	page i

Corrs Chambers Westgarth

Date

Parties

National Australia Bank Limited ABN 12 004 044 937 of Pier 3 Level 4, 800 Bourke Street, Docklands, Victoria 3008 (Bank)

Reading Entertainment Australia Pty Ltd ACN 070 893 908 of 98 York Street, South Melbourne, Victoria 3205 (Borrower)

Each entity listed in the schedule (each a Guarantor)

Agreed terms

1Definitions

In this deed words and expressions which are defined or given a specific meaning in the Amended Facility Agreement but which are not defined or given a specific meaning in this deed have the same meaning as in the Amended Facility Agreement.  Otherwise, terms have the following meanings:

Acceding Property	The property located at 16 Edmondstone Street, Newstead, Queensland described as Lot 3 on registered plan 58294 bearing title reference 17441054.
Amended Facility Agreement	The Facility Agreement as amended in accordance with this deed.
Effective Date	The date on which each of the conditions precedent set out in clause 3 have been satisfied (subject to clause 3.2(d)).
Facility Agreement	The Facility Agreement between the Bank, the Borrower, and others originally dated, 24 June 2011 as amended on 27 March 2019 and from time to time.
Net Sale Proceeds

In relation to the sale of the Released Property, the gross sale or disposal price set out in the sale contract less the aggregate of estate agent commissions, conveyancing fees, adjustments (for both water and council rates), land tax owners corporation fees and fees associated with the discharge or release of an Encumbrance over the Released Property and any GST payable in relation to the sale contract.

Released Property	The land and improvements known as Red Yard Entertainment Centre, 100 Parramatta Road, Auburn New South Wales and described in certificate of title 202/1039922.

2Consideration

Each party has entered into this deed in consideration of the Bank agreeing to amend the Facility Agreement in accordance with this deed.

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Corrs Chambers Westgarth

3Conditions precedent

3.1Conditions precedent to Effective Date

The amendments to the Facility Agreement effected by this deed, and the occurrence of the Effective Date, are subject to the following conditions precedent that:

(a)at least two clear Business Days (or such shorter period as the Bank may agree) before the Effective Date, the Bank has received, in form and substance satisfactory to the Bank:

(i)executed copies of each of the following, executed by each party to it (other than the Bank):

(A)this document; and

(B)the mortgage granted by Hotel Newmarket Pty Ltd in respect of the Acceding Property;

(ii)evidence that satisfactory insurance policies are in place for the Acceding Property;

(iii)evidence that the Net Sale Proceeds are held by the Borrower and that the Borrower has made a prepayment of $20,000,000 from the Net Sale Proceeds in permanent reduction of the Corporate Markets Loan Facility;

(iv)the Bank has received all title documents for the Acceding Property (including certificates of title or control of any electronic title) and any necessary transfers, and releases in respect of all Encumbrances affecting the Acceding Property other than Permitted Encumbrances;

(v)anything which the Bank has reasonably requested that the Borrower or the Guarantors provide to it in relation to any Transaction Document;

(b)the representations and warranties set out in clause 8 of the Amended Facility Agreement are correct and not misleading on the date that the Borrower and the Guarantors execute this deed;

(c)no Event of Default, Potential Event of Default or Review Event subsists; and

(d)the Effective Date is no later than  31 August 2021, or such later date agreed by the Bank.

3.2Satisfaction of conditions precedent

(a)The Borrower and each Guarantor must use their best endeavours to satisfy the conditions precedent.

(b)Any certificates or copies of documents referred to in clause 3.1 must be certified by a company secretary or director of the Borrower and each Guarantor (as applicable) as being true, complete and current.

(c)The conditions precedent are for the benefit of the Bank.

3477-4480-6929v9	page 2

Corrs Chambers Westgarth

(d)The Bank may waive, or agree to a delay of, the satisfaction of any of the conditions precedent in writing at any time before or after the time by which they must be satisfied.

4Amendment of Facility Agreement

4.1Amendment

On and from the Effective Date, the Facility Agreement is amended in the form of the annexure, by deleting the items struck through, and by adding the items underlined.

4.2Parties bound

The parties will be bound by the Amended Facility Agreement on and from the Effective Date.

5Release

On and from the Effective Date:

(a)the Bank releases the Released Property from any Collateral Security granted by the relevant Guarantor; and

(b)if a Security Interest is registered on the Personal Property Securities Register established under the PPSA in relation to the Released Property, the Bank will register a financing change statement in respect of that Security Interest within 10 Business Days.

6Undertakings

(a)The Borrower must, within 15 days from the date of this deed, deliver the original executed Finance Documents referred to in 3.1(a)(i) to the Bank (or the Bank’s lawyers).

(b)The Borrower acknowledges and agrees that any failure to comply with the obligations under this clause 6 would constitute an Event of Default under the Facility Agreement.

7Representations and warranties

7.1General

The Borrower and each Guarantor each represent and warrant that at the time of its execution of this deed:

(a)it has capacity unconditionally to execute, deliver and comply with its obligations under this deed;

(b)it has taken all necessary action to authorise the unconditional execution and delivery of, and compliance with, its obligations under this deed;

(c)this deed constitutes the valid and legally binding obligations of it and is enforceable against it in accordance with its terms;

3477-4480-6929v9	page 3

Corrs Chambers Westgarth

(d)it has duly executed each of the Transaction Documents to which it is expressed to be a party;

(e)the Transaction Documents are valid and enforceable in accordance with their respective terms; and

(f)its unconditional execution and delivery of, and compliance with its obligations under, this deed do not contravene its constituent documents or any obligation of it under any law or to any other person.

7.2Survival of representations and warranties

The representations and warranties in clause 7.1 survive the execution of this deed and the amendment of the Facility Agreement.

8Acknowledgments

Each party other than the Bank:

(a)agrees to the amendment of the Facility Agreement effected by this deed;

(b)agrees that this deed is a Transaction Document for the purposes of the Amended Facility Agreement;

(c)acknowledges that the Bank has agreed to execute this deed at the request of the Borrower and the Guarantors and that this is without prejudice to any other current or future right the Bank may have against the Borrower and the Guarantors or any other Security Provider or under or in connection with any Transaction Document; and

(d)agrees that each Collateral Security to which it is a party extends to and secures its obligations to the Bank under the Amended Facility Agreement.

9General

9.1Amendment

This deed may only be varied or replaced by a deed executed by all of the parties to this deed.

9.2Construction

Clause 1.2 of the Facility Agreement applies to this deed as if set out in full in this deed with such changes as are necessary.

9.3Counterparts

This deed may consist of a number of counterparts and, if so, the counterparts taken together constitute one deed.

9.4Deed

This document is a deed. Factors which might suggest otherwise are to be disregarded.

3477-4480-6929v9	page 4

Corrs Chambers Westgarth

9.5Duty

The Borrower, as between the parties, is liable for and must pay all duty (including any fine, interest or penalty except where it arises from default by the other party) on or relating to this deed, any document executed under it or any dutiable transaction evidenced or effected by it.

9.6Entire understanding

(a)This deed contains the entire understanding between the parties as to the subject matter of this deed.

(b)All previous negotiations, understandings, representations, warranties, memoranda or commitments concerning the subject matter of this deed are merged in and superseded by this deed and are of no effect.  No party is liable to any other party in respect of those matters.

(c)No oral explanation or information provided by any party to another:

(i)affects the meaning or interpretation of this deed; or

(ii)constitutes any collateral agreement, warranty or understanding between any of the parties.

9.7Further steps

Each party must promptly do whatever any other party reasonably requires of it to give effect to this deed and to perform its obligations under it.

9.8Governing law and jurisdiction

(a)This deed is governed by and is to be construed in accordance with the laws applicable in Victoria.

(b)Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

9.9Legal costs

(a)The Borrower must pay, and if paid by the Bank reimburse the Bank, the cost of stamping and registering this deed and the reasonable legal and other costs and expenses of the Bank in relation to:

(a)the negotiation, preparation and execution of this deed; and

(b)the performance of the Bank’s obligations under this deed.

(b)Except as expressly stated otherwise in this deed, each party must pay its own legal and other costs and expenses of performing its obligations under this deed.

3477-4480-6929v9	page 5

Corrs Chambers Westgarth

Schedule

Guarantors
Name	Capacity	Address
Reading Entertainment Australia Pty Ltd ACN 070 893 908	In its own capacity.

Address:  98 York Street, South Melbourne VIC 3205 Australia

Fax: 03 9685 0999

Attention:   Managing Director

AND TO:

Reading International Inc.

Address: 5995 Sepulveda Blvd, Suite 300

Culver City California 90230

United States of America

Fax: +1 213 235 2229

Attention: Chief Financial Officer

Australia Country Cinemas Pty Ltd ACN 076 276 349	In its own capacity.	Same as for Borrower.
Australian Equipment Supply Pty Ltd ACN 122 571 420	In its own capacity.	Same as for Borrower.
Burwood Developments Pty Ltd ACN 105 384 905	In its own capacity.	Same as for Borrower.
Epping Cinemas Pty Ltd ACN 073 997 172	In its own capacity.	Same as for Borrower.
Hotel Newmarket Pty Ltd ACN 094 367 969	In its own capacity.	Same as for Borrower.

Guarantors
Name	Capacity	Address

3477-4480-6929v9	page 6

Corrs Chambers Westgarth

Newmarket Properties Pty Ltd ACN 105 386 409	In its own capacity.	Same as for Borrower.
Newmarket Properties No. 2 Pty Ltd ACN 109 038 806	In its own capacity.	Same as for Borrower.
Newmarket Properties #3 Pty Ltd ACN 126 697 505	In its own capacity.	Same as for Borrower.
Reading Australia Leasing (E&R) Pty Ltd ACN 107 939 211	In its own capacity.	Same as for Borrower.
Reading Belmont Pty Ltd ACN 126 697 498	In its own capacity.	Same as for Borrower.
Reading Bundaberg 2012 Pty Ltd ACN 122 406 320	In its own capacity.	Same as for Borrower.
Reading Charlestown Pty Ltd ACN 123 938 483	In its own capacity.	Same as for Borrower.
Reading Cinemas Pty Ltd ACN 073 808 643	In its own capacity.	Same as for Borrower.
Reading Cinemas Management Pty Ltd ACN 122 406 311	In its own capacity.	Same as for Borrower.
State Cinema Hobart Pty Ltd ACN 108 861 061	In its own capacity.	Same as for Borrower.
Reading Dandenong Pty Ltd ACN 129 018 739	In its own capacity.	Same as for Borrower.
Reading Elizabeth Pty Ltd ACN 114 582 099	In its own capacity.	Same as for Borrower.
Reading Exhibition Pty Ltd ACN 103 529 782	In its own capacity.	Same as for Borrower.
Reading Licences Pty Ltd ACN 089 544 605	In its own capacity.	Same as for Borrower.
Reading Maitland Pty Ltd ACN 126 697 461	In its own capacity.	Same as for Borrower.

3477-4480-6929v9	page 7

Corrs Chambers Westgarth

Guarantors
Name	Capacity	Address
Reading Melton Pty Ltd ACN 109 074 517	In its own capacity.	Same as for Borrower.
Reading Properties Pty Ltd ACN 071 195 429	In its own capacity.	Same as for Borrower.
Reading Properties Indooroopilly Pty Ltd ACN 121 284 884	As trustee for the Landplan Property Partners Discretionary Trust.	Same as for Borrower.
Reading Properties Taringa Pty Ltd ACN 128 819 483	As trustee for the Reading Property Partners No. 1 Discretionary Trust.	Same as for Borrower.
Reading Property Holdings Pty Ltd ACN 126 289 772	In its own capacity.	Same as for Borrower.
Reading Rouse Hill Pty Ltd ACN 123 245 885	In its own capacity.	Same as for Borrower.
Reading Sunbury Pty Limited ACN 109 074 571	In its own capacity.	Same as for Borrower.
Rhodes Peninsula Cinema Pty Limited ACN 120 827 812	In its own capacity.	Same as for Borrower.
Westlakes Cinema Pty Ltd ACN 108 531 308	In its own capacity.	Same as for Borrower.
A.C.N. 143 633 096 Pty Ltd ACN 143 633 096	In its own capacity.	Same as for Borrower.
Reading Cannon Park Pty Ltd ACN 609 837 569	In its own capacity.	Same as for Borrower.
Angelika Anywhere Pty Ltd ACN 642 993 593	In its own capacity.	Same as for Borrower.
Reading Jindalee Pty Ltd ACN 629 483 914	In its own capacity.	Same as for Borrower.
Reading Devonport Pty Ltd ACN 629 484 126	In its own capacity.	Same as for Borrower.
Reading Altona Pty Ltd ACN 634 384 311	In its own capacity.	Same as for Borrower.

3477-4480-6929v9	page 8

Corrs Chambers Westgarth

Guarantors
Name	Capacity	Address
Reading South City Square Pty Ltd ACN 616 892 936	In its own capacity.	Same as for Borrower.
Reading Traralgon Pty Ltd ACN 618 457 202	In its own capacity.	Same as for Borrower.
Reading Burwood Pty Ltd ACN 619 050 396	In its own capacity.	Same as for Borrower.
Reading Alphington Pty Ltd ACN 633 008 401	In its own capacity.	Same as for Borrower.
Reading Auburn Pty Ltd ACN 126 697 470	In its own capacity.	Same as for Borrower.

3477-4480-6929v9	page 9

Corrs Chambers Westgarth

Execution

Executed as a deed

Executed by Reading Entertainment Australia Pty Ltd ACN 070 893 908	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Australian Country Cinemas Pty Ltd ACN 076 276 349	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Australian Equipment Supply Pty Ltd ACN 122 571 420	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 10

Corrs Chambers Westgarth

Executed by Burwood Developments Pty Ltd ACN 105 384 905	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Epping Cinemas Pty Ltd ACN 073 997 172	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Hotel Newmarket Pty Ltd ACN 094 367 969	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 11

Corrs Chambers Westgarth

Executed by Newmarket Properties Pty Ltd ACN 105 386 409	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Newmarket Properties No. 2 Pty Ltd ACN 109 038 806	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Newmarket Properties #3 Pty Ltd ACN 126 697 505	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 12

Corrs Chambers Westgarth

Executed by Reading Auburn Pty Ltd ACN 126 697 470	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Australia Leasing (E&R) Pty Ltd ACN 107 939 211	) ) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Belmont Pty Ltd ACN 126 697 498	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Bundaberg 2012 Pty Ltd ACN 122 406 320	) )

3477-4480-6929v9	page 13

Corrs Chambers Westgarth

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Charlestown Pty Ltd ACN 123 938 483	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Cinemas Pty Ltd ACN 073 808 643	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 14

Corrs Chambers Westgarth

Executed by Reading Cinemas Management Pty Ltd ACN 122 406 311	) ) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by State Cinema Hobart Pty Ltd ACN 108 861 061	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Dandenong Pty Ltd ACN 129 018 739	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 15

Corrs Chambers Westgarth

Executed by Reading Elizabeth Pty Ltd ACN 114 582 099	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Exhibition Pty Ltd ACN 103 529 782	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Licences Pty Ltd ACN 089 544 605	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 16

Corrs Chambers Westgarth

Executed by Reading Maitland Pty Ltd ACN 126 697 461	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Melton Pty Ltd ACN 109 074 517	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Properties Pty Ltd ACN 071 195 429	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 17

Corrs Chambers Westgarth

Executed by Reading Properties Indooroopilly Pty Ltd ACN 121 284 884	) ) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Properties Taringa Pty Ltd ACN 128 819 483	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Property Holdings Pty Ltd ACN 126 289 772	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 18

Corrs Chambers Westgarth

Executed by Reading Rouse Hill Pty Ltd ACN 123 245 885	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Sunbury Pty Ltd ACN 109 074 571	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Rhodes Peninsula Cinema Pty Ltd ACN 120 827 812	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 19

Corrs Chambers Westgarth

Executed by Westlakes Cinema Pty Ltd ACN 108 531 308	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by A.C.N. 143 633 096 Pty Ltd ACN 143 633 096	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Cannon Park Pty Ltd ACN 609 837 569	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 20

Corrs Chambers Westgarth

Executed by Angelika Anywhere Pty Ltd ACN 642 993 593	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Jindalee Pty Ltd ACN 629 483 914	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Devonport Pty Ltd ACN 629 484 126	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 21

Corrs Chambers Westgarth

Executed by Reading Altona Pty Ltd ACN 634 384 311	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading South City Square Pty Ltd ACN 616 892 936	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Traralgon Pty Ltd ACN 618 457 202	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

3477-4480-6929v9	page 22

Corrs Chambers Westgarth

Executed by Reading Burwood Pty Ltd ACN 619 050 396	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by Reading Alphington Pty Ltd ACN 633 008 401	) )

/s/ Ellen M. Cotter

...........................................................

~~Company Secretary~~/Director

Ellen M. Cotter

...........................................................

Name of ~~Company Secretary~~/Director (print)

/s/ Andrzej Matyczynski ........................................................... Director Andrzej Matyczynski ........................................................... Name of Director (print)

Executed by National Australia Bank Limited ABN 12 004 044 937 by its Attorney who holds the position of Level 2 Attorney under Power of Attorney dated 1/3/2007 in the presence of:	) ) ) ) ) )
........................................................... Witness ........................................................... Name of Witness (print)		........................................................... Attorney ........................................................... Name of Attorney (print)

3477-4480-6929v9	page 23

Corrs Chambers Westgarth

Annexure

Amended Facility Agreement

3477-4480-6929v9	page 24